UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2021
Annual Report
to Shareholders
DWS Global High Income Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
15	Portfolio Summary
17	Investment Portfolio
35	Statement of Assets and Liabilities
37	Statement of Operations
38	Statements of Changes in Net Assets
39	Financial Highlights
45	Notes to Financial Statements
59	Report of Independent Registered Public Accounting Firm
61	Information About Your Fund’s Expenses
63	Tax Information
64	Advisory Agreement Board Considerations and Fee Evaluation
69	Board Members and Officers
75	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Global High Income Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS Global High Income Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Global High Income Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.
Investment Process
Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market and which it uses to consider macro trends in the economy. Portfolio management also uses independent credit research, management visits and conference calls as part of its analysis process.
DWS Global High Income Fund returned 7.63% in the 12-month period that ended on October 31, 2021, underperforming the 8.89% gain of its benchmark, the ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index. The Fund outperformed the average return of the funds in its Morningstar peer group, High Yield Bond, in the five- and 10-year periods that ended on October 31, 2021.
The U.S and European high-yield markets each delivered positive returns in the period. ICE BofA US High Yield Constrained Index returned 10.75%, and the ICE BofA Euro High Yield Constrained Index rose 8.42%. The gains were driven, in part, by investors’ continued confidence in the economic recovery and the ongoing support from fiscal and monetary policy. The rally in oil prices was also a tailwind for performance, in that it enabled a larger number of high-yield energy companies to achieve profitability. Supply and demand trends were a further positive, with a robust new-issue market and healthy investor demand. These factors translated to a compression of yield spreads, which outweighed the impact of rising government bond yields. The ICE BofAML US High Yield Master II Option-Adjusted Spread — a measure of the difference between yields on U.S. high-yield bonds and equivalent Treasuries — began the period at 532 basis points (5.32 percentage points) and closed at 317.
DWS Global High Income Fund	|	5

Yield spreads in Europe also declined, falling from 486 basis points to 322 over the course of the year.
Lower-quality bonds delivered the strongest performance as investors sought to add risk as global economies recovered from the effects of COVID-19. Bonds rated CCC and below comfortably outpaced the broader market in both the United States and Europe, followed by those rated B. Higher-quality, BB rated issues provided the weakest total returns.
Fund Performance
The Fund’s focus on higher-quality debt was a key detractor given the outperformance for lower-rated issues. Security selection also played a role in the Fund’s shortfall in relation to its benchmark. Sector allocations contributed, however, with overweight positions in the gaming, airlines, and finance sectors having the largest positive impact. On the other hand, underweights in the oil field services and transportation sectors detracted.
“We continue to view credit analysis as critical for balancing risk and generating longer-term outperformance.”
Among individual securities, an overweight in the bonds of the global mining company First Quantum Minerals Ltd. was the leading contributor. First Quantum delivered strong operational and financial results, and it repaid a portion of its debt. In addition, demand for copper — the company’s primary product — improved as the world economy recovered. An overweight in Viking Cruises Ltd. also aided performance in anticipation of a recovery in demand as COVID vaccinations increase and travel restrictions are lifted. Viking primarily operates smaller river vessels in Europe, where demand is expected to bounce back more quickly. An overweight in TK Elevator,* a manufacturer of elevators and escalators, further helped performance. The bonds traded higher after the company posted solid results and an improved outlook as construction projects rebounded with the economic recovery. Additionally, the company received a rating upgrade.
Given the positive return for the broader market, underweights or zero weightings in better-performing issues were generally among the largest detractors from relative performance. An underweight in Kraft Heinz
6	|	DWS Global High Income Fund

Foods Co. hurt results, as the bonds gained ground after the company announced continuing debt repayments in an effort to improve its balance sheet. Kraft Heinz is viewed as a strong candidate to be upgraded back to an investment-grade rating. The lack of a position in Transocean Ltd.** — an offshore oil and natural gas drilling contractor that experienced rising demand for its drilling ships as energy prices rose — also detracted. Similarly, a zero weighting in AMC Entertainment,** hurt relative performance. The bonds rallied as confidence grew that movie theater attendance would recover as COVID restrictions are lifted and a more attractive slate of new films would drive increased demand. AMC’s stock price also rose sharply due to social media attention, retail investor demand, and the company’s efforts to shore up its balance sheet.
We used derivatives only to manage the portfolio’s currency positioning by hedging its exposure to the euro back into U.S. dollars. This aspect of our approach had no material effect on the Fund’s return.
Outlook and Positioning
We retain a constructive view on the global high-yield market. While we anticipate the world economy will gain strength in the months ahead, a number of factors could lead to elevated volatility. Among these are ongoing supply-chain disruptions and higher input costs (especially for labor, energy, and other commodities). Persistent political turmoil in the United States may prove to be a source of disruption, as well. The financial difficulties of Chinese property development firm Evergrande, which spread to other Chinese developers and has the potential to affect other segments of the country’s economy, is another factor that may fuel volatility. Not least, we continue to closely monitor geopolitical and national security developments, particularly aspects of strategic competition between the Western powers and China.
We expect government policymakers and central banks will continue to provide support for the economic recovery. While central banks are likely to taper their asset-purchase programs and eventually begin to raise interest rates, we anticipate that they will make efforts to signal these moves carefully to avoid undue market disruptions. In addition, the possibility that some components of recent inflation will prove transitory could alleviate the pressure on the Fed to increase interest rates in the near future.
DWS Global High Income Fund	|	7

Strong refinancing activity by global high-yield issuers over the past year has strengthened corporate balance sheets and pushed default rates below the long-term historical average. We think many high-yield issuers will seek to improve their financial positions further and pursue credit rating agency upgrades. We view the price improvement and yield-spread compression gained from upgrades as an important component of generating portfolio total return. We also expect that readily accessible capital markets and healthy balance sheets should drive an increase in mergers and acquisitions in the coming year.
We continued to seek issuers where improving credit metrics could lead to ratings upgrades. We also remained on the lookout for opportunities where anticipated merger and acquisition activity could benefit the credit profile of acquiring and target companies. Ultimately, we continue to view credit analysis as critical for balancing risk and generating longer-term outperformance.
*	Includes TK Elevator Midco GmbH and TK Elevator U.S. Newco, Inc.
**	Not held at October 31, 2021.
Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2006.
—	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
—	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
—	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.
—	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—	Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
—	Portfolio Manager for High Yield Strategies: New York.
—	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.
8	|	DWS Global High Income Fund

Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—	Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
—	Portfolio Manager for High Yield Strategies: New York.
—	BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index contains all securities in the ICE BofA Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged 100% to the USD by selling each foreign currency forward at the one-month forward weight.
ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.
The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. The average category returns for the one-, five-, and 10-year periods ended October 31, 2021 were 10.10%, 5.37%, and 5.66%. It is not possible to invest directly in a Morningstar category.
ICE BofA Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Yield spread is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage backed securities, and U.S. Treasury bonds of comparable maturity. If yield spreads are “narrow,”  for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are “wide,”  it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.
Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
DWS Global High Income Fund	|	9

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.
10	|	DWS Global High Income Fund

Performance Summary	October 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	7.63%	5.70%	6.13%
Adjusted for the Maximum Sales Charge (max 4.50% load)	2.79%	4.73%	5.64%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	8.89%	6.08%	7.00%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	7.78%	5.70%	6.10%
Adjusted for the Maximum Sales Charge (max 2.50% load)	5.08%	5.16%	5.84%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	8.89%	6.08%	7.00%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	6.81%	4.92%	5.36%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	6.81%	4.92%	5.36%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	8.89%	6.08%	7.00%
Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 10/31/21
No Sales Charges	7.95%	6.08%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	8.89%	6.09%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	7.82%	5.91%	6.36%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	8.89%	6.08%	7.00%

DWS Global High Income Fund	|	11

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	7.91%	5.99%	6.44%
ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	8.89%	6.08%	7.00%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021, are 0.94%, 0.91%, 1.67%, 1.06%, 0.74% and 0.68% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS Global High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
12	|	DWS Global High Income Fund

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on November 1, 2016.
†	ICE BofA Non-Financial Developed Markets High Yield Constrained (Hedged) Index contains all securities in the ICE BofA Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged 100% to the USD by selling each foreign currency forward at the one-month forward weight.

DWS Global High Income Fund	|	13

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/21	$ 6.92	$ 6.93	$ 6.95	$ 6.89	$ 6.96	$ 6.90
10/31/20	$ 6.71	$ 6.71	$ 6.74	$ 6.68	$ 6.75	$ 6.69
Distribution Information as of 10/31/21
Income Dividends, Twelve Months	$ .30	$ .30	$ .25	$ .32	$ .31	$ .31
October Income Dividend	$ .0240	$ .0239	$ .0196	$ .0256	$ .0253	$ .0253
SEC 30-day Yield‡‡	3.02%	3.16%	2.41%	3.47%	3.36%	3.41%
Current Annualized Distribution Rate‡‡	4.08%	4.06%	3.32%	4.37%	4.28%	4.32%
‡‡	The SEC yield is net investment income per share earned over the month ended October 31, 2021, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.94%, 3.06%, 2.35%, 3.40%, 3.28% and 3.29% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2021. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.00%, 3.96%, 3.26%, 4.30%, 4.20% and 4.20% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
14	|	DWS Global High Income Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/21	10/31/20
Corporate Bonds	99%	98%
Cash Equivalents	1%	1%
Loan Participations and Assignments	0%	1%
Warrants	0%	0%
Common Stocks	0%	0%
Government & Agency Obligations	—	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/21	10/31/20
Consumer Discretionary	22%	20%
Materials	16%	14%
Energy	15%	10%
Industrials	14%	12%
Communication Services	14%	19%
Health Care	9%	9%
Real Estate	4%	3%
Consumer Staples	2%	5%
Information Technology	2%	2%
Utilities	1%	4%
Financials	1%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/21	10/31/20
United States	63%	64%
Canada	9%	9%
Netherlands	4%	7%
Luxembourg	4%	2%
United Kingdom	4%	4%
France	3%	3%
Germany	3%	3%
Ireland	2%	2%
Italy	2%	2%
Cayman Islands	1%	1%
Other	5%	3%
	100%	100%
DWS Global High Income Fund	|	15

Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	10/31/21	10/31/20
BBB	6%	6%
BB	52%	60%
B	36%	31%
CCC	6%	3%
Not Rated	0%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 17. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 75 for contact information.
16	|	DWS Global High Income Fund

Investment Portfolio	as of October 31, 2021
	Principal Amount ($)(a)		Value ($)
Corporate Bonds 97.9%
Communication Services 13.6%
Altice France Holding SA:
144A, 6.0%, 2/15/2028 (b)		855,000	812,250
144A, 10.5%, 5/15/2027		2,110,000	2,286,712
Altice France SA:
144A, 3.375%, 1/15/2028	EUR	1,000,000	1,107,080
144A, 5.125%, 1/15/2029		249,000	241,530
144A, 5.5%, 1/15/2028		1,470,000	1,473,675
144A, 8.125%, 2/1/2027		2,238,000	2,405,850
Audacy Capital Corp.:
144A, 6.5%, 5/1/2027 (b)		965,000	967,413
144A, 6.75%, 3/31/2029 (b)		700,000	693,875
Avaya, Inc., 144A, 6.125%, 9/15/2028		1,520,000	1,581,256
C&W Senior Financing DAC, 144A, 6.875%, 9/15/2027		1,130,000	1,190,738
CCO Holdings LLC:
144A, 4.75%, 3/1/2030		1,250,000	1,290,625
144A, 5.0%, 2/1/2028		1,015,000	1,055,600
Clear Channel Worldwide Holdings, Inc., 144A, 5.125%, 8/15/2027		2,755,000	2,825,941
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027 (b)		2,800,000	2,597,950
Consolidated Communications, Inc., 144A, 6.5%, 10/1/2028		820,000	873,210
CSC Holdings LLC:
144A, 5.0%, 11/15/2031 (b)		650,000	603,522
144A, 5.75%, 1/15/2030		595,000	587,087
144A, 6.5%, 2/1/2029		1,425,000	1,528,313
144A, 7.5%, 4/1/2028		1,200,000	1,276,500
DIRECTV Holdings LLC, 144A, 5.875%, 8/15/2027		1,320,000	1,368,378
DISH DBS Corp.:
5.875%, 11/15/2024		830,000	883,950
7.375%, 7/1/2028 (b)		535,000	562,419
7.75%, 7/1/2026		800,000	889,000
Frontier Communications Holdings LLC:
144A, 5.0%, 5/1/2028		1,645,000	1,671,731
144A, 5.875%, 10/15/2027		890,000	932,275
144A, 6.0%, 1/15/2030 (b)		670,000	673,169
iHeartCommunications, Inc.:
144A, 5.25%, 8/15/2027		1,600,000	1,634,176
8.375%, 5/1/2027		925,000	985,125
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	17

	Principal Amount ($)(a)		Value ($)
Iliad Holding SAS:
144A, 6.5%, 10/15/2026		1,620,000	1,669,280
144A, 7.0%, 10/15/2028		470,000	484,344
LCPR Senior Secured Financing DAC:
144A, 5.125%, 7/15/2029		1,145,000	1,153,588
144A, 6.75%, 10/15/2027		1,710,000	1,795,500
Outfront Media Capital LLC:
144A, 4.25%, 1/15/2029		825,000	808,500
144A, 5.0%, 8/15/2027		1,200,000	1,224,000
Radiate Holdco LLC:
144A, 4.5%, 9/15/2026		660,000	670,586
144A, 6.5%, 9/15/2028		1,280,000	1,280,000
Sable International Finance Ltd., 144A, 5.75%, 9/7/2027		1,200,000	1,249,500
Telecom Italia Capital SA, 6.375%, 11/15/2033		1,950,000	2,237,059
Telecom Italia SpA, 144A, 5.303%, 5/30/2024		4,550,000	4,845,750
Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		2,000,000	2,086,000
Uber Technologies, Inc.:
144A, 4.5%, 8/15/2029		290,000	291,863
144A, 6.25%, 1/15/2028		305,000	327,509
144A, 7.5%, 5/15/2025		1,200,000	1,279,164
144A, 7.5%, 9/15/2027		495,000	541,456
UPC Holding BV, REG S, 3.875%, 6/15/2029	EUR	1,000,000	1,174,785
ViaSat, Inc.:
144A, 5.625%, 9/15/2025		1,275,000	1,293,328
144A, 5.625%, 4/15/2027 (b)		925,000	962,000
144A, 6.5%, 7/15/2028		1,090,000	1,144,500
Videotron Ltd., 144A, 3.625%, 6/15/2029 (b)		660,000	663,300
Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		964,000	958,541
Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029		3,805,000	4,014,884
Vmed O2 UK Financing I PLC, 144A, 4.75%, 7/15/2031		1,000,000	1,005,000
Vodafone Group PLC, 7.0%, 4/4/2079		3,690,000	4,461,520
VTR Comunicaciones SpA, 144A, 4.375%, 4/15/2029 (b)		1,620,000	1,633,600
Ziggo Bond Co. BV:
144A, 3.375%, 2/28/2030	EUR	3,550,000	4,037,975
144A, 6.0%, 1/15/2027		1,450,000	1,497,125
Ziggo BV:
144A, 2.875%, 1/15/2030	EUR	1,060,000	1,222,179
144A, 4.875%, 1/15/2030		1,285,000	1,306,684
144A, 5.5%, 1/15/2027		4,981,000	5,105,525
			87,424,395
The accompanying notes are an integral part of the financial statements.
18	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Consumer Discretionary 21.2%
1011778 BC Unlimited Liability Co.:
144A, 3.5%, 2/15/2029		620,000	601,400
144A, 3.875%, 1/15/2028		4,860,000	4,848,239
144A, 4.375%, 1/15/2028		1,315,000	1,321,891
Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR	510,000	596,192
Affinity Gaming, 144A, 6.875%, 12/15/2027		1,380,000	1,430,646
Afflelou SAS, 144A, 4.25%, 5/19/2026	EUR	805,000	942,957
American Axle & Manufacturing, Inc., 6.875%, 7/1/2028 (b)		915,000	971,821
Arko Corp., 144A, 5.125%, 11/15/2029		700,000	683,270
Bath & Body Works, Inc.:
144A, 6.625%, 10/1/2030		820,000	917,375
6.875%, 11/1/2035		2,440,000	2,964,454
144A, 9.375%, 7/1/2025		340,000	421,600
Beacon Roofing Supply, Inc., 144A, 4.125%, 5/15/2029 (b)		380,000	373,825
Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027 (b)		300,000	312,375
BK LC Lux Finco1 Sarl, 144A, 5.25%, 4/30/2029	EUR	2,278,000	2,715,692
Boyd Gaming Corp.:
4.75%, 12/1/2027 (b)		1,770,000	1,823,631
144A, 4.75%, 6/15/2031		1,200,000	1,234,509
Caesars Entertainment, Inc.:
144A, 4.625%, 10/15/2029		2,585,000	2,597,408
144A, 6.25%, 7/1/2025		2,915,000	3,066,143
144A, 8.125%, 7/1/2027 (b)		3,940,000	4,412,997
Caesars Resort Collection LLC, 144A, 5.75%, 7/1/2025		160,000	168,120
Carnival Corp.:
144A, 5.75%, 3/1/2027		2,045,000	2,080,787
144A, 6.0%, 5/1/2029 (c)		320,000	319,800
144A, 7.625%, 3/1/2026		1,154,000	1,215,843
144A, 9.875%, 8/1/2027		1,440,000	1,657,800
144A, 10.5%, 2/1/2026		885,000	1,028,370
Clarios Global LP:
144A, 4.375%, 5/15/2026	EUR	1,870,000	2,210,722
REG S, 4.375%, 5/15/2026	EUR	1,850,000	2,187,078
Dana, Inc.:
5.375%, 11/15/2027		505,000	528,988
5.625%, 6/15/2028		300,000	317,250
Empire Communities Corp., 144A, 7.0%, 12/15/2025		1,090,000	1,128,150
EVOCA SpA, 144A, 3-month EURIBOR + 4.25%, 4.25% (d), 11/1/2026	EUR	530,000	591,236
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	19

	Principal Amount ($)(a)		Value ($)
Ford Motor Co.:
4.346%, 12/8/2026		750,000	801,840
4.75%, 1/15/2043		281,000	306,925
5.291%, 12/8/2046		874,000	1,002,819
9.0%, 4/22/2025		2,865,000	3,445,162
9.625%, 4/22/2030		1,800,000	2,593,134
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025		2,494,000	2,562,585
3.625%, 6/17/2031		2,940,000	2,973,075
Forestar Group, Inc., 144A, 3.85%, 5/15/2026		1,130,000	1,129,989
Foundation Building Materials, Inc., 144A, 6.0%, 3/1/2029		1,300,000	1,258,569
Hilton Grand Vacations Borrower Escrow LLC:
144A, 4.875%, 7/1/2031		430,000	427,798
144A, 5.0%, 6/1/2029		1,040,000	1,060,540
International Game Technology PLC, 144A, 4.125%, 4/15/2026		3,160,000	3,246,900
Jaguar Land Rover Automotive PLC:
144A, 5.875%, 1/15/2028 (b)		2,100,000	2,094,750
144A, 7.75%, 10/15/2025		1,110,000	1,196,025
Kapla Holding SAS, REG S, 3.375%, 12/15/2026	EUR	1,100,000	1,254,815
M/I Homes, Inc., 4.95%, 2/1/2028		1,270,000	1,320,800
Macy’s Retail Holdings LLC, 144A, 5.875%, 4/1/2029 (b)		1,910,000	2,035,459
MajorDrive Holdings IV LLC, 144A, 6.375%, 6/1/2029		2,335,000	2,246,270
Marriott Ownership Resorts, Inc.:
144A, 4.5%, 6/15/2029		650,000	650,000
144A, 6.125%, 9/15/2025		906,000	950,829
Mattel, Inc.:
144A, 3.375%, 4/1/2026		825,000	848,702
144A, 3.75%, 4/1/2029 (b)		650,000	675,220
Meritage Homes Corp., 144A, 3.875%, 4/15/2029		1,200,000	1,243,500
Michaels Companies, Inc., 144A, 7.875%, 5/1/2029		1,200,000	1,212,000
Midwest Gaming Borrower LLC, 144A, 4.875%, 5/1/2029		1,200,000	1,210,656
Murphy Oil U.S.A., Inc., 4.75%, 9/15/2029		495,000	521,458
NCL Corp. Ltd.:
144A, 3.625%, 12/15/2024		1,410,000	1,327,162
144A, 5.875%, 3/15/2026		3,040,000	3,047,600
144A, 12.25%, 5/15/2024		1,100,000	1,297,593
NCL Finance Ltd., 144A, 6.125%, 3/15/2028		575,000	580,031
Newell Brands, Inc., 6.0%, 4/1/2046		745,000	935,638
Peninsula Pacific Entertainment LLC, 144A, 8.5%, 11/15/2027		800,000	853,504
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025		952,000	1,001,980
Punch Finance PLC, 144A, 6.125%, 6/30/2026	GBP	370,000	507,089
The accompanying notes are an integral part of the financial statements.
20	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026		2,440,000	2,470,500
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/2029		835,000	857,963
Royal Caribbean Cruises Ltd.:
3.7%, 3/15/2028 (b)		700,000	663,250
144A, 4.25%, 7/1/2026		920,000	892,400
144A, 5.5%, 8/31/2026		400,000	407,500
144A, 5.5%, 4/1/2028 (b)		1,415,000	1,439,762
144A, 9.125%, 6/15/2023		3,750,000	4,071,675
144A, 10.875%, 6/1/2023		1,115,000	1,247,406
144A, 11.5%, 6/1/2025		298,000	339,161
Sani/ikos Financial Holdings 1 Sarl, 144A, 5.625%, 12/15/2026	EUR	690,000	811,599
Scientific Games International, Inc.:
144A, 7.0%, 5/15/2028		2,765,000	2,987,444
144A, 7.25%, 11/15/2029		1,445,000	1,632,966
Sonic Automotive, Inc.:
144A, 4.625%, 11/15/2029		700,000	702,030
144A, 4.875%, 11/15/2031		390,000	390,000
Staples, Inc., 144A, 7.5%, 4/15/2026		1,275,000	1,288,757
Suburban Propane Partners LP, 144A, 5.0%, 6/1/2031		690,000	707,250
Superior Plus LP, 144A, 4.5%, 3/15/2029		2,395,000	2,449,366
Taylor Morrison Communities, Inc.:
144A, 5.125%, 8/1/2030		750,000	795,000
144A, 5.75%, 1/15/2028		1,425,000	1,568,811
Thor Industries, Inc., 144A, 4.0%, 10/15/2029		1,020,000	1,010,106
Tri Pointe Homes, Inc.:
5.25%, 6/1/2027		415,000	447,764
5.7%, 6/15/2028		830,000	902,625
United Rentals North America, Inc., 5.25%, 1/15/2030		1,000,000	1,082,500
Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027		1,500,000	1,563,750
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025		910,000	958,503
Viking Cruises Ltd.:
144A, 5.875%, 9/15/2027		1,720,000	1,661,950
144A, 7.0%, 2/15/2029		555,000	557,786
Viking Ocean Cruises Ship VII Ltd., 144A, 5.625%, 2/15/2029		180,000	178,650
White Cap Parent LLC, 144A, 8.25%, 3/15/2026		925,000	935,240
Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028		680,000	702,950
Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/2028		590,000	609,500
Wynn Macau Ltd., 144A, 5.625%, 8/26/2028 (b)		700,000	653,366
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	21

	Principal Amount ($)(a)		Value ($)
ZF Europe Finance BV:
REG S, 2.0%, 2/23/2026	EUR	3,200,000	3,705,873
REG S, 3.0%, 10/23/2029	EUR	1,700,000	2,025,539
			136,209,928
Consumer Staples 2.4%
Casino Guichard Perrachon SA, REG S, 1.865%, 6/13/2022	EUR	800,000	918,400
Chobani LLC, 144A, 4.625%, 11/15/2028		330,000	337,425
Edgewell Personal Care Co., 144A, 5.5%, 6/1/2028		730,000	763,694
JBS Finance Luxembourg Sarl, 144A, 3.625%, 1/15/2032		310,000	306,075
JBS U.S.A. Food Co., 144A, 5.75%, 1/15/2028		4,121,000	4,296,184
JBS U.S.A. LUX SA:
144A, 5.5%, 1/15/2030		980,000	1,073,100
144A, 6.5%, 4/15/2029		1,585,000	1,753,406
144A, 6.75%, 2/15/2028		1,930,000	2,079,594
Kraft Heinz Foods Co., 4.25%, 3/1/2031		1,715,000	1,936,964
Pilgrim’s Pride Corp., 144A, 5.875%, 9/30/2027		2,050,000	2,161,459
			15,626,301
Energy 14.8%
Antero Midstream Partners LP:
144A, 5.375%, 6/15/2029		820,000	856,859
144A, 5.75%, 3/1/2027		1,805,000	1,863,662
144A, 5.75%, 1/15/2028		770,000	805,612
Antero Resources Corp.:
144A, 5.375%, 3/1/2030		610,000	645,685
144A, 7.625%, 2/1/2029		1,631,000	1,806,332
144A, 8.375%, 7/15/2026		462,000	519,750
Apache Corp.:
4.875%, 11/15/2027		585,000	634,725
5.1%, 9/1/2040		664,000	744,112
Archrock Partners LP:
144A, 6.25%, 4/1/2028		2,105,000	2,178,675
144A, 6.875%, 4/1/2027		845,000	880,913
Ascent Resources Utica Holdings LLC:
144A, 5.875%, 6/30/2029		410,000	415,035
144A, 8.25%, 12/31/2028		890,000	967,875
Buckeye Partners LP, 144A, 4.5%, 3/1/2028		740,000	730,750
Cheniere Energy Partners LP:
144A, 3.25%, 1/31/2032		390,000	386,568
4.5%, 10/1/2029		3,039,000	3,244,680
Cheniere Energy, Inc., 4.625%, 10/15/2028		290,000	304,123
Chesapeake Energy Corp., 144A, 5.875%, 2/1/2029		900,000	956,250
The accompanying notes are an integral part of the financial statements.
22	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)
CNX Resources Corp.:
144A, 6.0%, 1/15/2029	1,610,000	1,698,550
144A, 7.25%, 3/14/2027	1,160,000	1,233,370
Colgate Energy Partners III LLC, 144A, 5.875%, 7/1/2029	1,790,000	1,832,512
Comstock Resources, Inc.:
144A, 5.875%, 1/15/2030	420,000	436,716
144A, 6.75%, 3/1/2029	1,935,000	2,080,125
144A, 7.5%, 5/15/2025 (b)	223,000	231,363
Continental Resources, Inc., 144A, 5.75%, 1/15/2031 (b)	690,000	826,275
CQP Holdco LP, 144A, 5.5%, 6/15/2031	915,000	951,600
DCP Midstream Operating LP:
5.125%, 5/15/2029	750,000	849,390
5.375%, 7/15/2025	2,677,000	2,958,085
5.625%, 7/15/2027	520,000	593,300
DT Midstream, Inc.:
144A, 4.125%, 6/15/2029	1,900,000	1,913,585
144A, 4.375%, 6/15/2031	350,000	354,606
Endeavor Energy Resources LP:
144A, 5.75%, 1/30/2028	570,000	598,500
144A, 6.625%, 7/15/2025	385,000	405,997
EQM Midstream Partners LP:
144A, 4.5%, 1/15/2029	705,000	725,269
144A, 4.75%, 1/15/2031	915,000	947,322
5.5%, 7/15/2028	580,000	638,829
144A, 6.0%, 7/1/2025	1,430,000	1,551,550
144A, 6.5%, 7/1/2027	815,000	906,687
EQT Corp.:
144A, 3.125%, 5/15/2026	60,000	60,450
144A, 3.625%, 5/15/2031 (b)	265,000	270,631
5.0%, 1/15/2029	1,020,000	1,133,164
6.625%, 2/1/2025	940,000	1,057,500
7.5%, 2/1/2030	1,005,000	1,286,601
Genesis Energy LP, 7.75%, 2/1/2028	950,000	938,353
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	1,665,000	1,748,250
Hess Midstream Operations LP, 144A, 4.25%, 2/15/2030	1,190,000	1,190,000
Hilcorp Energy I LP:
144A, 5.75%, 2/1/2029	1,750,000	1,776,250
144A, 6.0%, 2/1/2031	1,270,000	1,303,494
144A, 6.25%, 11/1/2028	320,000	328,416
NuStar Logistics LP:
5.75%, 10/1/2025	905,000	968,350
6.375%, 10/1/2030	325,000	356,184
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	23

	Principal Amount ($)(a)	Value ($)
Oasis Petroleum, Inc., 144A, 6.375%, 6/1/2026	440,000	465,300
Occidental Petroleum Corp.:
5.5%, 12/1/2025	1,190,000	1,309,000
5.55%, 3/15/2026	1,095,000	1,208,606
6.125%, 1/1/2031	2,915,000	3,490,712
6.45%, 9/15/2036	1,220,000	1,552,450
6.625%, 9/1/2030	2,500,000	3,059,125
8.0%, 7/15/2025	1,310,000	1,545,800
8.5%, 7/15/2027	1,050,000	1,307,250
Ovintiv, Inc., 7.375%, 11/1/2031	1,250,000	1,692,644
Parkland Corp., 144A, 5.875%, 7/15/2027	1,630,000	1,721,687
Precision Drilling Corp., 144A, 6.875%, 1/15/2029	410,000	423,325
Range Resources Corp.:
144A, 8.25%, 1/15/2029	2,980,000	3,364,420
9.25%, 2/1/2026	570,000	615,600
Rattler Midstream LP, 144A, 5.625%, 7/15/2025	835,000	872,575
Renewable Energy Group, Inc., 144A, 5.875%, 6/1/2028 (b)	740,000	777,925
Rockcliff Energy II LLC, 144A, 5.5%, 10/15/2029	360,000	369,360
SM Energy Co., 6.5%, 7/15/2028 (b)	820,000	861,000
Southwestern Energy Co.:
144A, 5.375%, 2/1/2029	1,180,000	1,244,900
6.45%, 1/23/2025	1,274,000	1,388,660
7.75%, 10/1/2027 (b)	1,180,000	1,267,025
8.375%, 9/15/2028	570,000	635,550
Sunnova Energy Corp., 144A, 5.875%, 9/1/2026	670,000	680,050
Sunoco LP:
4.5%, 5/15/2029	663,000	670,459
5.875%, 3/15/2028	285,000	301,690
6.0%, 4/15/2027 (b)	394,000	412,715
Targa Resources Partners LP:
4.875%, 2/1/2031	350,000	377,381
5.0%, 1/15/2028	3,040,000	3,199,114
5.5%, 3/1/2030	810,000	890,223
Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	1,300,000	1,296,750
USA Compression Partners LP, 6.875%, 9/1/2027	960,000	997,200
Venture Global Calcasieu Pass LLC:
144A, 3.875%, 8/15/2029	280,000	284,900
144A, 4.125%, 8/15/2031	330,000	341,534
Vine Energy Holdings LLC, 144A, 6.75%, 4/15/2029	4,190,000	4,499,012
Western Midstream Operating LP, 5.3%, 3/1/2048	300,000	349,500
		95,566,322
The accompanying notes are an integral part of the financial statements.
24	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)
Financials 1.2%
Intesa Sanpaolo SpA, 144A, 5.71%, 1/15/2026	2,100,000	2,334,815
Navient Corp., 6.125%, 3/25/2024	3,931,000	4,206,170
OneMain Finance Corp., 5.375%, 11/15/2029	860,000	918,050
Sabre GLBL, Inc., 144A, 7.375%, 9/1/2025	300,000	318,750
		7,777,785
Health Care 8.5%
Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029	2,470,000	2,519,400
AdaptHealth LLC:
144A, 4.625%, 8/1/2029	680,000	672,350
144A, 6.125%, 8/1/2028	885,000	936,994
AHP Health Partners, Inc., 144A, 5.75%, 7/15/2029	1,755,000	1,763,775
Bausch Health Americas, Inc.:
144A, 8.5%, 1/31/2027	2,475,000	2,626,594
144A, 9.25%, 4/1/2026	4,900,000	5,206,250
Bausch Health Companies, Inc.:
144A, 6.125%, 4/15/2025	3,005,000	3,060,653
144A, 9.0%, 12/15/2025	6,850,000	7,186,129
Catalent Pharma Solutions, Inc., 144A, 3.5%, 4/1/2030	635,000	630,237
Community Health Systems, Inc.:
144A, 4.75%, 2/15/2031	1,400,000	1,400,000
144A, 5.625%, 3/15/2027	755,000	790,070
144A, 6.0%, 1/15/2029	755,000	794,637
144A, 6.125%, 4/1/2030	590,000	579,946
144A, 6.875%, 4/15/2029	1,085,000	1,116,194
Encompass Health Corp.:
4.5%, 2/1/2028	380,000	386,877
4.75%, 2/1/2030	1,625,000	1,665,625
Endo Luxembourg Finance Company I Sarl, 144A, 6.125%, 4/1/2029	745,000	733,825
HCA, Inc., 5.625%, 9/1/2028	2,130,000	2,496,317
IQVIA, Inc., 144A, 5.0%, 5/15/2027	600,000	621,942
Jazz Securities DAC, 144A, 4.375%, 1/15/2029	360,000	369,900
Legacy LifePoint Health LLC, 144A, 4.375%, 2/15/2027	1,000,000	990,000
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	2,740,000	2,685,200
Molina Healthcare, Inc.:
144A, 3.875%, 11/15/2030	920,000	948,750
144A, 4.375%, 6/15/2028	940,000	972,900
Mozart Debt Merger Sub, Inc.:
144A, 3.875%, 4/1/2029	500,000	497,500
144A, 5.25%, 10/1/2029	1,130,000	1,146,950
Option Care Health, Inc., 144A, 4.375%, 10/31/2029	320,000	323,130
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	25

	Principal Amount ($)(a)		Value ($)
Organon & Co, 144A, 4.125%, 4/30/2028		2,000,000	2,027,500
Owens & Minor, Inc., 144A, 4.5%, 3/31/2029		700,000	702,625
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025		865,000	921,225
RegionalCare Hospital Partners Holdings, Inc., 144A, 9.75%, 12/1/2026		595,000	627,725
Select Medical Corp., 144A, 6.25%, 8/15/2026		1,295,000	1,354,527
Syneos Health, Inc., 144A, 3.625%, 1/15/2029		1,170,000	1,154,790
Tenet Healthcare Corp.:
144A, 4.25%, 6/1/2029		1,170,000	1,184,368
4.625%, 7/15/2024 (b)		247,000	250,088
144A, 4.875%, 1/1/2026		1,710,000	1,752,750
144A, 6.125%, 10/1/2028		950,000	997,452
144A, 6.25%, 2/1/2027		900,000	934,875
			55,030,070
Industrials 13.8%
ADT Security Corp., 144A, 4.875%, 7/15/2032		620,000	620,031
Allied Universal Holdco LLC:
144A, 4.625%, 6/1/2028		2,815,000	2,790,615
144A, 6.0%, 6/1/2029		1,960,000	1,928,905
American Airlines, Inc.:
144A, 5.5%, 4/20/2026		3,750,000	3,933,750
144A, 5.75%, 4/20/2029		705,000	758,756
ATS Automation Tooling Systems, Inc., 144A, 4.125%, 12/15/2028		1,370,000	1,381,987
Bombardier, Inc.:
144A, 6.0%, 2/15/2028 (b)		1,000,000	1,008,750
144A, 7.5%, 3/15/2025		1,170,000	1,200,713
Brundage-Bone Concrete Pumping Holdings, Inc., 144A, 6.0%, 2/1/2026		685,000	717,195
Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028		970,000	988,188
Cimpress PLC, 144A, 7.0%, 6/15/2026		900,000	934,875
Covanta Holding Corp., 5.0%, 9/1/2030		1,250,000	1,243,750
CP Atlas Buyer, Inc., 144A, 7.0%, 12/1/2028		325,000	314,438
Delta Air Lines, Inc.:
3.75%, 10/28/2029 (b)		638,000	648,321
144A, 4.5%, 10/20/2025		3,300,000	3,521,318
144A, 4.75%, 10/20/2028		1,040,000	1,154,848
144A, 7.0%, 5/1/2025		661,000	771,355
Deutsche Lufthansa AG, REG S, 3.75%, 2/11/2028	EUR	1,500,000	1,789,488
EnerSys, 144A, 4.375%, 12/15/2027		790,000	829,500
First Student Bidco, Inc., 144A, 4.0%, 7/31/2029		990,000	967,725
The accompanying notes are an integral part of the financial statements.
26	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
GFL Environmental, Inc.:
144A, 4.25%, 6/1/2025		6,785,000	6,995,984
144A, 4.75%, 6/15/2029		330,000	332,883
144A, 5.125%, 12/15/2026		430,000	449,350
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026		1,400,000	1,470,000
Howmet Aerospace, Inc.:
3.0%, 1/15/2029		2,000,000	1,970,000
6.875%, 5/1/2025		1,580,000	1,830,793
Imola Merger Corp., 144A, 4.75%, 5/15/2029		2,500,000	2,568,625
La Financiere Atalian SASU, REG S, 5.125%, 5/15/2025	EUR	1,195,000	1,375,958
Madison IAQ LLC:
144A, 4.125%, 6/30/2028		1,070,000	1,064,457
144A, 5.875%, 6/30/2029		710,000	704,675
Masonite International Corp., 144A, 5.375%, 2/1/2028		5,166,000	5,424,300
Metis Merger Sub LLC, 144A, 6.5%, 5/15/2029		740,000	732,600
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027		1,452,000	1,580,299
Moog, Inc., 144A, 4.25%, 12/15/2027		1,450,000	1,492,615
NESCO Holdings II, Inc., 144A, 5.5%, 4/15/2029		1,200,000	1,215,000
Patrick Industries, Inc., 144A, 4.75%, 5/1/2029		1,675,000	1,662,437
Prime Security Services Borrower LLC, 144A, 3.375%, 8/31/2027		1,350,000	1,293,152
Renk AG/Frankfurt am Main, 144A, 5.75%, 7/15/2025	EUR	1,190,000	1,425,851
Rolls-Royce PLC, 144A, 5.75%, 10/15/2027		1,830,000	2,024,986
Schenck Process Holding GmbH:
REG S, 5.375%, 6/15/2023	EUR	940,000	1,086,640
REG S, 6.875%, 6/15/2023	EUR	525,000	608,872
Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		1,395,000	1,398,487
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		3,500,999	3,918,799
Summit Materials LLC, 144A, 5.25%, 1/15/2029		649,000	679,828
TK Elevator Midco GmbH:
144A, 4.375%, 7/15/2027	EUR	4,950,000	5,883,279
144A, 3-month EURIBOR + 4.75%, 4.75% (d), 7/15/2027	EUR	2,500,000	2,908,062
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027		1,877,000	1,910,411
TransDigm, Inc.:
4.625%, 1/15/2029		980,000	973,875
5.5%, 11/15/2027		1,260,000	1,289,925
United Airlines, Inc., 144A, 4.375%, 4/15/2026		2,000,000	2,068,940
Vertical Holdco GmbH, 144A, 7.625%, 7/15/2028		287,000	304,220
Vertiv Group Corp., 144A, 4.125%, 11/15/2028		1,060,000	1,053,375
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	27

	Principal Amount ($)(a)		Value ($)
WESCO Distribution, Inc.:
144A, 7.125%, 6/15/2025		385,000	408,100
144A, 7.25%, 6/15/2028		1,050,000	1,158,056
			88,769,342
Information Technology 1.7%
Ahead DB Holdings LLC, 144A, 6.625%, 5/1/2028		1,490,000	1,519,800
ams AG, 144A, 7.0%, 7/31/2025		3,560,000	3,769,150
Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025		590,000	628,350
Clarivate Science Holdings Corp.:
144A, 3.875%, 7/1/2028		1,130,000	1,117,287
144A, 4.875%, 7/1/2029		720,000	716,904
NCR Corp., 144A, 5.125%, 4/15/2029		2,375,000	2,428,627
Presidio Holdings, Inc.:
144A, 4.875%, 2/1/2027		505,000	513,838
144A, 8.25%, 2/1/2028		320,000	340,000
			11,033,956
Materials 15.4%
Ahlstrom-Munksjo Holding 3 Oy, 144A, 4.875%, 2/4/2028		2,460,000	2,452,620
Arconic Corp., 144A, 6.125%, 2/15/2028		3,025,000	3,187,594
ARD Finance SA, 144A, 6.5%, 6/30/2027		1,500,000	1,571,250
Ardagh Packaging Finance PLC:
144A, 4.125%, 8/15/2026		6,425,000	6,553,693
144A, 5.25%, 8/15/2027		470,000	468,825
Axalta Coating Systems LLC, 144A, 4.75%, 6/15/2027		3,020,000	3,103,050
Cascades, Inc.:
144A, 5.125%, 1/15/2026		335,000	353,425
144A, 5.375%, 1/15/2028		1,450,000	1,517,063
CF Industries, Inc., 5.15%, 3/15/2034		644,000	782,161
Chemours Co.:
4.0%, 5/15/2026	EUR	1,000,000	1,166,212
5.375%, 5/15/2027 (b)		895,000	944,225
144A, 5.75%, 11/15/2028 (b)		3,405,000	3,498,637
Clearwater Paper Corp.:
144A, 4.75%, 8/15/2028		930,000	942,788
144A, 5.375%, 2/1/2025		313,000	337,258
Cleveland-Cliffs, Inc.:
144A, 4.625%, 3/1/2029		366,000	379,268
144A, 4.875%, 3/1/2031 (b)		1,095,000	1,140,169
144A, 6.75%, 3/15/2026		2,130,000	2,268,450
Constellium SE:
144A, 3.75%, 4/15/2029 (b)		2,512,000	2,429,230
The accompanying notes are an integral part of the financial statements.
28	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
144A, 4.25%, 2/15/2026	EUR	1,440,000	1,678,406
144A, 5.625%, 6/15/2028		3,420,000	3,587,341
144A, 5.875%, 2/15/2026		284,000	288,686
EverArc Escrow Sarl, 144A, 5.0%, 10/30/2029		1,060,000	1,060,000
First Quantum Minerals Ltd.:
144A, 6.875%, 3/1/2026		1,640,000	1,707,650
144A, 6.875%, 10/15/2027		4,930,000	5,262,775
Freeport-McMoRan, Inc., 4.625%, 8/1/2030 (b)		920,000	994,750
Hudbay Minerals, Inc.:
144A, 4.5%, 4/1/2026 (b)		2,215,000	2,209,462
144A, 6.125%, 4/1/2029 (b)		3,100,000	3,262,750
INEOS Quattro Finance 2 PLC, 144A, 3.375%, 1/15/2026		2,440,000	2,424,750
Kaiser Aluminum Corp.:
144A, 4.5%, 6/1/2031		490,000	480,249
144A, 4.625%, 3/1/2028		380,000	384,636
Kleopatra Finco Sarl, REG S, 4.25%, 3/1/2026	EUR	940,000	1,041,044
Kleopatra Holdings 2 SCA, REG S, 6.5%, 9/1/2026	EUR	660,000	692,386
Kraton Polymers LLC, 144A, 4.25%, 12/15/2025		1,610,000	1,664,338
Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR	2,150,000	2,494,720
LABL, Inc.:
144A, 5.875%, 11/1/2028		300,000	301,785
144A, 6.75%, 7/15/2026		835,000	863,181
Lenzing AG, REG S, 5.75%, Perpetual (e)	EUR	800,000	980,288
LSF11 A5 Holdco LLC, 144A, 6.625%, 10/15/2029		1,600,000	1,601,272
Mauser Packaging Solutions Holding Co.:
REG S, 4.75%, 4/15/2024	EUR	500,000	571,873
144A, 7.25%, 4/15/2025 (b)		1,165,000	1,127,976
Methanex Corp.:
5.125%, 10/15/2027		2,080,000	2,194,400
5.25%, 12/15/2029 (b)		600,000	636,000
Nobian Finance BV, 144A, 3.625%, 7/15/2026	EUR	1,120,000	1,252,641
Novelis Corp., 144A, 4.75%, 1/30/2030		4,260,000	4,430,400
OI European Group BV, 144A, 4.0%, 3/15/2023		4,882,000	4,993,065
Olin Corp., 5.625%, 8/1/2029		889,000	970,992
Pro-Gest SpA, REG S, 3.25%, 12/15/2024	EUR	825,000	919,748
Resolute Forest Products, Inc., 144A, 4.875%, 3/1/2026		840,000	854,700
SCIH Salt Holdings, Inc., 144A, 4.875%, 5/1/2028		1,450,000	1,417,375
SCIL IV LLC, 144A, 5.375%, 11/1/2026 (c)		1,600,000	1,613,008
SpA Holdings 3 Oy, 144A, 3.625%, 2/4/2028	EUR	850,000	976,704
SPCM SA, 144A, 3.125%, 3/15/2027		1,400,000	1,384,250
Taseko Mines Ltd., 144A, 7.0%, 2/15/2026		1,625,000	1,679,844
thyssenkrupp AG, REG S, 1.875%, 3/6/2023	EUR	2,650,000	3,069,863
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	29

	Principal Amount ($)(a)		Value ($)
Tronox, Inc.:
144A, 4.625%, 3/15/2029		4,580,000	4,489,911
144A, 6.5%, 5/1/2025		300,000	315,375
			98,974,512
Real Estate 3.7%
ADLER Group SA, REG S, 2.25%, 1/14/2029	EUR	1,700,000	1,680,246
Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028		1,215,000	1,297,013
Iron Mountain, Inc.:
144A, (REIT), 4.875%, 9/15/2029		555,000	573,371
144A, (REIT), 5.0%, 7/15/2028		770,000	793,100
144A, (REIT), 5.25%, 7/15/2030		1,185,000	1,237,389
MGM Growth Properties Operating Partnership LP:
144A, (REIT), 3.875%, 2/15/2029		1,015,000	1,074,905
144A, (REIT), 4.625%, 6/15/2025		2,356,000	2,532,700
(REIT), 5.75%, 2/1/2027		2,165,000	2,468,100
Peach Property Finance GmbH, 144A, 4.375%, 11/15/2025	EUR	2,150,000	2,534,739
Realogy Group LLC:
144A, 5.75%, 1/15/2029		2,870,000	2,974,037
144A, 7.625%, 6/15/2025		1,900,000	2,030,055
Uniti Group LP, 144A, (REIT), 6.0%, 1/15/2030		1,290,000	1,273,875
VICI Properties LP, 144A, (REIT), 3.5%, 2/15/2025		110,000	111,925
Vivion Investments Sarl, REG S, 3.0%, 8/8/2024	EUR	800,000	889,380
WeWork Companies, Inc., 144A, 7.875%, 5/1/2025		1,580,000	1,600,982
XHR LP, 144A, (REIT), 4.875%, 6/1/2029		540,000	554,013
			23,625,830
Utilities 1.6%
Calpine Corp.:
144A, 4.5%, 2/15/2028		1,900,000	1,924,719
144A, 4.625%, 2/1/2029		300,000	291,000
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028		1,320,000	1,396,560
NRG Energy, Inc.:
144A, 3.625%, 2/15/2031		1,705,000	1,659,391
144A, 5.25%, 6/15/2029		1,342,000	1,429,230
5.75%, 1/15/2028		1,545,000	1,637,700
Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028		965,000	998,775
Vistra Operations Co. LLC, 144A, 4.375%, 5/1/2029		740,000	732,600
			10,069,975
Total Corporate Bonds (Cost $612,187,057)			630,108,416
The accompanying notes are an integral part of the financial statements.
30	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)
Loan Participations and Assignments 0.3%
Senior Loans (d)
Brand Energy & Infrastructure Services, Inc., Term Loan, 3-month USD-LIBOR + 4.25%, 5.25%, 6/21/2024	1,187,597	1,179,485
Flex Acquisition Co., Inc., First Lien Term Loan, 3-month USD-LIBOR + 3.5%, 4.0%, 2/23/2028	767,370	766,250
Total Loan Participations and Assignments (Cost $1,936,634)		1,945,735
	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc.* (b) (Cost $0)	388	1,529
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (f) (Cost $239,283)	1,219	80,342
Securities Lending Collateral 6.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (g) (h) (Cost $41,223,363)	41,223,363	41,223,363
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.03% (g) (Cost $5,840,721)	5,840,721	5,840,721
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $661,427,058)	105.5	679,200,106
Other Assets and Liabilities, Net	(5.5)	(35,129,015)
Net Assets	100.0	644,071,091
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	31

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2021 are as follows:
Value ($) at 10/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2021	Value ($) at 10/31/2021
Securities Lending Collateral 6.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (g) (h)
15,429,600	25,793,763 (i)	—	—	—	37,617	—	41,223,363	41,223,363
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.03% (g)
6,487,401	279,676,362	280,323,042	—	—	2,434	—	5,840,721	5,840,721
21,917,001	305,470,125	280,323,042	—	—	40,051	—	47,064,084	47,064,084
*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2021 amounted to $39,809,518, which is 6.2% of net assets.
(c)	When-issued security.
(d)	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(e)	Perpetual, callable security with no stated maturity date.
(f)	Investment was valued using significant unobservable inputs.
(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
EURIBOR: Euro Interbank Offered Rate
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.
32	|	DWS Global High Income Fund

LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
At October 31, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	53,124,901	USD	61,628,763	11/30/2021	180,578	Toronto-Dominion Bank
GBP	380,929	USD	522,566	11/30/2021	1,236	BNP Paribas SA
Total unrealized appreciation					181,814
Currency Abbreviation(s)

EUR	Euro
GBP	British Pound
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments,
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	33

please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$630,108,416	$ —	$630,108,416
Loan Participations and Assignments	—	1,945,735	—	1,945,735
Common Stocks	1,529	—	—	1,529
Warrants	—	—	80,342	80,342
Short-Term Investments (a)	47,064,084	—	—	47,064,084
Derivatives (b)
Forward Foreign Currency Contracts	—	181,814	—	181,814
Total	$47,065,613	$632,235,965	$80,342	$679,381,920
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
34	|	DWS Global High Income Fund

Statement of Assets and Liabilities
as of October 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $614,362,974) — including $39,809,518 of securities loaned	$ 632,136,022
Investment in DWS Government & Agency Securities Portfolio (cost $41,223,363)*	41,223,363
Investment in DWS Central Cash Management Government Fund (cost $5,840,721)	5,840,721
Cash	2,088
Foreign currency, at value (cost $10,905)	10,912
Cash held as collateral for forward foreign currency contracts	60,000
Receivable for investments sold	1,686,931
Receivable for Fund shares sold	797,975
Interest receivable	8,645,957
Unrealized appreciation on forward foreign currency contracts	181,814
Foreign taxes recoverable	2,204
Other assets	28,270
Total assets	690,616,257
Liabilities
Payable upon return of securities loaned	41,223,363
Payable for investments purchased	1,201,125
Payable for investments purchased — when-issued securities	1,935,925
Payable for Fund shares repurchased	1,065,260
Payable upon return of collateral for forward foreign currency contracts	60,000
Distributions payable	451,283
Accrued management fee	161,880
Accrued Trustees' fees	6,307
Other accrued expenses and payables	440,023
Total liabilities	46,545,166
Net assets, at value	$ 644,071,091
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	35

Statement of Assets and Liabilities as of October 31, 2021 (continued)

Net Assets Consist of
Distributable earnings (loss)	19,054,108
Paid-in capital	625,016,983
Net assets, at value	$ 644,071,091
Net Asset Value
Class A
Net Asset Value and redemption price per share ($35,490,123 ÷ 5,127,630 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.92
Maximum offering price per share (100 ÷ 95.50 of $6.92)	$ 7.25
Class T
Net Asset Value and redemption price per share ($12,450 ÷ 1,798 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)**	$ 6.93
Maximum offering price per share (100 ÷ 97.50 of $6.93)	$ 7.11
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($18,928,578 ÷ 2,724,225 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.95
Class R6
Net Asset Value, offering and redemption price per share ($1,508,819 ÷ 218,845 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.89
Class S
Net Asset Value, offering and redemption price per share ($209,552,993 ÷ 30,116,782 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.96
Institutional Class
Net Asset Value, offering and redemption price per share ($378,578,128 ÷ 54,883,854 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.90
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.
36	|	DWS Global High Income Fund

Statement of Operations
for the year ended October 31, 2021

Investment Income
Income:
Interest (net of foreign taxes withheld of $141)	$ 32,671,217
Income distributions — DWS Central Cash Management Government Fund	2,434
Securities lending income, net of borrower rebates	37,617
Total income	32,711,268
Expenses:
Management fee	2,616,506
Administration fee	634,503
Services to shareholders	886,302
Distribution and service fees	298,011
Custodian fee	13,942
Professional fees	132,438
Reports to shareholders	70,699
Registration fees	102,183
Trustees' fees and expenses	22,998
Other	40,853
Total expenses before expense reductions	4,818,435
Expense reductions	(479,521)
Total expenses after expense reductions	4,338,914
Net investment income	28,372,354
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	16,831,593
Forward foreign currency contracts	1,486,424
Foreign currency	112,135
Payments by affiliates (see Note H)	4,870
18,435,022
Change in net unrealized appreciation (depreciation) on:
Investments	2,287,519
Forward foreign currency contracts	(340,910)
Foreign currency	(19,937)
1,926,672
Net gain (loss)	20,361,694
Net increase (decrease) in net assets resulting from operations	$ 48,734,048
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	37

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 28,372,354	$ 24,812,707
Net realized gain (loss)	18,435,022	(13,336,647)
Change in net unrealized appreciation (depreciation)	1,926,672	3,214,454
Net increase (decrease) in net assets resulting from operations	48,734,048	14,690,514
Distributions to shareholders:
Class A	(1,520,270)	(1,554,695)
Class T	(523)	(519)
Class C	(743,369)	(818,020)
Class R6	(105,724)	(115,465)
Class S	(10,288,555)	(10,889,703)
Institutional Class	(16,646,119)	(12,022,528)
Return of capital distributions to shareholders:
Class A	—	(92,983)
Class T	—	(31)
Class C	—	(48,924)
Class R6	—	(6,906)
Class S	—	(651,288)
Institutional Class	—	(719,038)
Total distributions	(29,304,560)	(26,920,100)
Fund share transactions:
Proceeds from shares sold	238,517,709	462,837,346
Reinvestment of distributions	25,370,125	23,186,059
Payments for shares redeemed	(251,478,905)	(361,918,465)
Net increase (decrease) in net assets from Fund share transactions	12,408,929	124,104,940
Increase (decrease) in net assets	31,838,417	111,875,354
Net assets at beginning of period	612,232,674	500,357,320
Net assets at end of period	$ 644,071,091	$ 612,232,674

The accompanying notes are an integral part of the financial statements.
38	|	DWS Global High Income Fund

Financial Highlights
DWS Global High Income Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$6.71	$6.88	$6.63	$6.94	$6.70
Income (loss) from investment operations:
Net investment income[a]	.29	.31	.32	.33	.32
Net realized and unrealized gain (loss)	.22	(.15)	.31	(.31)	.24
Total from investment operations	.51	.16	.63	.02	.56
Less distributions from:
Net investment income	(.30)	(.29)	(.32)	(.33)	(.25)
Net realized gains	—	(.02)	(.06)	—	—
Return of capital	—	(.02)	—	—	(.07)
Total distributions	(.30)	(.33)	(.38)	(.33)	(.32)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$6.92	$6.71	$6.88	$6.63	$6.94
Total Return (%)[b,c]	7.63	2.44	9.94	.31	8.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	32	35	34	46
Ratio of expenses before expense reductions (%)	.92	.94	.95	.94	1.02
Ratio of expenses after expense reductions (%)	.85	.85	.85	.85	.99
Ratio of net investment income (%)	4.15	4.50	4.81	4.85	4.76
Portfolio turnover rate (%)	69	92	74	73	86
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	39

DWS Global High Income Fund — Class T
	Years Ended October 31,				Period Ended
	2021	2020	2019	2018	10/31/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$6.71	$6.89	$6.63	$6.95	$6.91
Income (loss) from investment operations:
Net investment income[b]	.29	.31	.32	.33	.13
Net realized and unrealized gain (loss)	.23	(.16)	.32	(.32)	.04
Total from investment operations	.52	.15	.64	.01	.17
Less distributions from:
Net investment income	(.30)	(.29)	(.32)	(.33)	(.10)
Net realized gains	—	(.02)	(.06)	—	—
Return of capital	—	(.02)	—	—	(.03)
Total distributions	(.30)	(.33)	(.38)	(.33)	(.13)
Net asset value, end of period	$6.93	$6.71	$6.89	$6.63	$6.95
Total Return (%)[c,d]	7.78	2.30	10.09	.16	2.47 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	12	11	10	10
Ratio of expenses before expense reductions (%)	.93	.91	.94	.93	1.08 **
Ratio of expenses after expense reductions (%)	.85	.85	.85	.85	.85 **
Ratio of net investment income (%)	4.14	4.51	4.81	4.85	4.61 **
Portfolio turnover rate (%)	69	92	74	73	86 [e]
[a]	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
40	|	DWS Global High Income Fund

DWS Global High Income Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$6.74	$6.91	$6.65	$6.97	$6.73
Income (loss) from investment operations:
Net investment income[a]	.24	.26	.27	.28	.27
Net realized and unrealized gain (loss)	.22	(.15)	.32	(.32)	.24
Total from investment operations	.46	.11	.59	(.04)	.51
Less distributions from:
Net investment income	(.25)	(.25)	(.27)	(.28)	(.21)
Net realized gains	—	(.02)	(.06)	—	—
Return of capital	—	(.01)	—	—	(.06)
Total distributions	(.25)	(.28)	(.33)	(.28)	(.27)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$6.95	$6.74	$6.91	$6.65	$6.97
Total Return (%)[b,c]	6.81	1.69	9.27	(.57)	7.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	22	20	21	25
Ratio of expenses before expense reductions (%)	1.67	1.67	1.71	1.71	1.77
Ratio of expenses after expense reductions (%)	1.60	1.60	1.60	1.60	1.72
Ratio of net investment income (%)	3.41	3.75	4.06	4.10	3.98
Portfolio turnover rate (%)	69	92	74	73	86
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	41

DWS Global High Income Fund — Class R6
	Years Ended October 31,				Period Ended
	2021	2020	2019	2018	10/31/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$6.68	$6.86	$6.60	$6.92	$6.65
Income (loss) from investment operations:
Net investment income[b]	.31	.33	.34	.35	.34
Net realized and unrealized gain (loss)	.22	(.16)	.32	(.32)	.27
Total from investment operations	.53	.17	.66	.03	.61
Less distributions from:
Net investment income	(.32)	(.31)	(.34)	(.35)	(.26)
Net realized gains	—	(.02)	(.06)	—	—
Return of capital	—	(.02)	—	—	(.08)
Total distributions	(.32)	(.35)	(.40)	(.35)	(.34)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$6.89	$6.68	$6.86	$6.60	$6.92
Total Return (%)[c]	7.95	2.60	10.44	.44	9.14 **
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	2	1.01
Ratio of expenses before expense reductions (%)	.60	1.06	.61	.60	.84 ***
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.73 ***
Ratio of net investment income (%)	4.48	4.80	5.07	5.18	4.97 ***
Portfolio turnover rate (%)	69	92	74	73	86 [d]
[a]	For the period from November 1, 2016 (commencement of operations) to October 31, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
42	|	DWS Global High Income Fund

DWS Global High Income Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$6.75	$6.92	$6.66	$6.98	$6.74
Income (loss) from investment operations:
Net investment income[a]	.30	.32	.34	.35	.34
Net realized and unrealized gain (loss)	.22	(.15)	.32	(.32)	.24
Total from investment operations	.52	.17	.66	.03	.58
Less distributions from:
Net investment income	(.31)	(.30)	(.34)	(.35)	(.26)
Net realized gains	—	(.02)	(.06)	—	—
Return of capital	—	(.02)	—	—	(.08)
Total distributions	(.31)	(.34)	(.40)	(.35)	(.34)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$6.96	$6.75	$6.92	$6.66	$6.98
Total Return (%)[b]	7.82	2.66	10.30	.38	8.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	210	239	304	298	368
Ratio of expenses before expense reductions (%)	.74	.74	.76	.77	.84
Ratio of expenses after expense reductions (%)	.65	.65	.65	.65	.76
Ratio of net investment income (%)	4.35	4.70	5.00	5.05	4.93
Portfolio turnover rate (%)	69	92	74	73	86
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Global High Income Fund	|	43

DWS Global High Income Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$6.69	$6.86	$6.60	$6.92	$6.68
Income (loss) from investment operations:
Net investment income[a]	.30	.32	.34	.35	.34
Net realized and unrealized gain (loss)	.22	(.15)	.32	(.32)	.24
Total from investment operations	.52	.17	.66	.03	.58
Less distributions from:
Net investment income	(.31)	(.30)	(.34)	(.35)	(.26)
Net realized gains	—	(.02)	(.06)	—	—
Return of capital	—	(.02)	—	—	(.08)
Total distributions	(.31)	(.34)	(.40)	(.35)	(.34)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$6.90	$6.69	$6.86	$6.60	$6.92
Total Return (%)[b]	7.91	2.70	10.40	.40	8.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	379	317	139	60	68
Ratio of expenses before expense reductions (%)	.67	.68	.69	.68	.73
Ratio of expenses after expense reductions (%)	.60	.60	.60	.60	.69
Ratio of net investment income (%)	4.40	4.74	4.99	5.10	5.00
Portfolio turnover rate (%)	69	92	74	73	86
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
44	|	DWS Global High Income Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Global High Income Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards
DWS Global High Income Fund	|	45

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may
46	|	DWS Global High Income Fund

include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended
DWS Global High Income Fund	|	47

October 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of October 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of October 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of October 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 41,221,718	$ —	$ —	$ —	$ 41,221,718
Common Stocks	1,645	—	—	—	1,645
Total Borrowings	$ 41,223,363	$ —	$ —	$ —	$ 41,223,363
Gross amount of recognized liabilities for securities lending transactions:					$ 41,223,363
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund
48	|	DWS Global High Income Fund

may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and forward foreign currency exchange contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
DWS Global High Income Fund	|	49

At October 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,466,798
Undistributed long-term capital gains	$ 161,190
Net unrealized appreciation (depreciation) on investments	$ 16,894,145
At October 31, 2021, the aggregate cost of investments for federal income tax purposes was $662,305,740. The net unrealized appreciation for all investments based on tax cost was $16,894,145. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $21,627,955 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $4,733,810.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2021	2020
Distributions from ordinary income*	$ 29,304,560	$ 25,400,930
Return of capital distributions	$ —	$ 1,519,170
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.
50	|	DWS Global High Income Fund

B.	Derivative Instruments
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2021, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $56,544,000 to $62,151,000.
The following table summarizes the value of the Fund’s derivative instruments held as of October 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 181,814
The above derivative is located in the following Statement of Assets and Liabilities account:
(a)	Unrealized appreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2021 and the related location in the accompanying Statement
DWS Global High Income Fund	|	51

of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 1,486,424
The above derivative is located in the following Statement of Operations account:
(a)	Net realized gain (loss) from forward foreign currency contracts
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ (340,910)
The above derivative is located in the following Statement of Operations account:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
As of October 31, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas SA	$ 1,236	$ —	$ —	$ —	$ 1,236
Toronto-Dominion Bank	180,578	—	—	(60,000)	120,578
	$ 181,814	$ —	$ —	$ (60,000)	$ 121,814
C.	Purchases and Sales of Securities
During the year ended October 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated
52	|	DWS Global High Income Fund

$466,234,427 and $444,279,590, respectively. There were no purchases and sales of U.S. Treasury securities during the period.
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.40%.
For the period from November 1, 2020 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.85%
Class T	.85%
Class C	1.60%
Class R6	.55%
Class S	.65%
Institutional Class	.60%
For the year ended October 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 25,338
Class T	10
Class C	13,947
Class R6	1,057
Class S	195,850
Institutional Class	243,319
$ 479,521
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Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2021, the Administration Fee was $634,503, of which $53,104 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2021
Class A	$ 6,524	$ 1,093
Class T	27	4
Class C	552	102
Class R6	900	298
Class S	52,607	8,573
Institutional Class	—	—
	$ 60,610	$ 10,070
In addition, for the year ended October 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 34,323
Class C	21,775
Class S	354,843
Institutional Class	399,257
$ 810,198
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements
54	|	DWS Global High Income Fund

with various firms at various rates for sales of Class C shares. For the year ended October 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2021
Class C	$ 157,031	$ 12,025
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2021	Annual Rate
Class A	$ 88,083	$ 14,667.25%
Class T	18	9.15%
Class C	52,879	8,007.25%
	$ 140,980	$ 22,683
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2021 aggregated $9,599.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2021, the CDSC for Class C shares aggregated $5,062. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,308, of which $452 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in
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accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,831.
E.	Investing in High-Yield Debt Securities
High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.
F.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual
56	|	DWS Global High Income Fund

commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2021.
G.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,917,363	$ 13,316,352	3,348,107	$ 22,154,367
Class C	417,837	2,913,851	1,137,680	7,545,479
Class R6	210,826	1,464,727	174,001	1,131,475
Class S	4,893,722	34,168,528	13,225,896	88,188,443
Institutional Class	26,929,860	186,654,251	52,119,698	343,817,582
		$ 238,517,709		$ 462,837,346
Shares issued to shareholders in reinvestment of distributions
Class A	194,566	$ 1,353,429	220,929	$ 1,458,374
Class T	75	523	83	548
Class C	102,584	716,425	122,925	815,457
Class R6	3,976	27,552	2,681	17,468
Class S	1,310,365	9,163,862	1,518,859	10,099,219
Institutional Class	2,034,636	14,108,334	1,637,696	10,794,993
		$ 25,370,125		$ 23,186,059
Shares redeemed
Class A	(1,766,303)	$ (12,276,596)	(3,937,029)	$ (26,157,411)
Class C	(1,052,694)	(7,358,232)	(939,645)	(6,114,620)
Class R6	(374,439)	(2,600,844)	(138,486)	(907,279)
Class S	(11,446,347)	(80,121,683)	(23,284,140)	(156,302,980)
Institutional Class	(21,511,835)	(149,121,550)	(26,513,506)	(172,436,175)
		$ (251,478,905)		$ (361,918,465)
DWS Global High Income Fund	|	57

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	345,626	$ 2,393,185	(367,993)	$ (2,544,670)
Class T	75	523	83	548
Class C	(532,273)	(3,727,956)	320,960	2,246,316
Class R6	(159,637)	(1,108,565)	38,196	241,664
Class S	(5,242,260)	(36,789,293)	(8,539,385)	(58,015,318)
Institutional Class	7,452,661	51,641,035	27,243,888	182,176,400
		$ 12,408,929		$ 124,104,940
H.	Payments by Affiliates
During the year ended October 31, 2021, the Advisor agreed to reimburse the Fund $4,870 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
I.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
58	|	DWS Global High Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Global High Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global High Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
DWS Global High Income Fund	|	59

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 22, 2021
60	|	DWS Global High Income Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021 to October 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS Global High Income Fund	|	61

Expenses and Value of a $1,000 Investment
For the six months ended October 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,015.40	$1,015.30	$1,011.60	$1,015.30	$1,016.50	$1,016.70
Expenses Paid per $1,000*	$ 4.32	$ 4.32	$ 8.11	$ 2.79	$ 3.30	$ 3.05
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,020.92	$1,020.92	$1,017.14	$1,022.43	$1,021.93	$1,022.18
Expenses Paid per $1,000*	$ 4.33	$ 4.33	$ 8.13	$ 2.80	$ 3.31	$ 3.06
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Global High Income Fund	.85%	.85%	1.60%	.55%	.65%	.60%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
62	|	DWS Global High Income Fund

Tax Information	(Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $177,000 as capital gain dividends for its year ended October 31, 2021.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Global High Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
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shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three-, and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment
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management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages both an institutional account and a DWS Europe Fund comparable to the Fund. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available
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information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees
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may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
68	|	DWS Global High Income Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
DWS Global High Income Fund	|	69

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
70	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
DWS Global High Income Fund	|	71

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
72	|	DWS Global High Income Fund

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
DWS Global High Income Fund	|	73

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
74	|	DWS Global High Income Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS Global High Income Fund	|	75

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHTX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 296	25155T 700	25155T 601	25155T 502
Fund Number	416	1716	716	2100	596
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616
76	|	DWS Global High Income Fund

Notes

Notes

Notes

DGHIF-2
(R-024965-11 12/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global high income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$102,433	$0	$7,879	$0
2020	$102,433	$0	$7,879	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,879	$487,049	$0	$494,928
2020	$7,879	$650,763	$0	$658,642

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2021